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EXHIBIT 10.1

                              FORBEARANCE AGREEMENT
                              ---------------------

         This Agreement (the "Agreement"), dated as of November 20, 2006, is entered into by and among EMRISE CORPORATION, a Delaware corporation, EMRISE ELECTRONICS CORPORATION, a New Jersey corporation (formerly, XET Corporation), and CXR LARUS CORPORATION, a Delaware corporation (formerly, CXR Telcom Corporation), and each of their successors and assigns (collectively, the "Borrower(s)"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    Recitals
                                    --------

         A. Emrise Corporation and the Bank are parties to a Credit Agreement dated as of September 1, 2005, as amended from time to time (the "EMRISE Credit Agreement"), along with the related Revolving Line of Credit Note dated September 1, 2006 in the amount of $1,500,000.00; (the "EMRISE Note;" and together with the EMRISE Credit Agreement and other documents executed in connection therewith, the "EMRISE Loan Documents"); XET Corporation, CXR Telcom Corporation and the Bank are parties to a Letter Agreement dated June 1, 2004, as amended from time to time (the "Letter Agreement"), along with the related Term Note dated June 1, 2004 in the original principal amount of $150,000.00; ( the "XET Note;" and together with the Letter Agreement and other documents executed in connection therewith, the "XET Loan Documents"). The EMRISE Credit Agreement and Letter Agreement are collectively referred to herein as the "Loan Agreements" and the EMRISE Loan Documents and XET Loan Documents are collectively referred to herein as the "Loan Documents." Terms defined in the Loan Agreements and/or Loan Documents and not otherwise defined herein shall have the same respective meanings as set forth therein.

         B. EMRISE Corporation was in default of Sections 4.3(b) and (d) of the EMRISE Credit Agreement and on November 13, 2006, the Bank declared default and cross default against EMRISE Electronics Corporation (formerly, XET Corporation) and CXR Larus Corporation (formerly, CXR Telcom Corporation), instituted the Default Rate of Interest and demanded that all loans due from the Borrower(s), their successors, and assigns, be paid in full, along with all fees, costs and expenses incurred by the Bank in regards to the Loans, by the close of business November 20, 2006.

         C. The Bank is willing to forbear temporarily its demand for payoff on the terms and conditions set forth herein. Accordingly, the Borrower(s) and the Bank hereby agree as set forth below.

         SECTION 1. ACKNOWLEDGMENTS OF BORROWER(S). For the benefit of the Bank, the Borrower(s) hereby acknowledge and agree as set forth below.

                  (a) Events of Default under Sections 4.3(b) and (d) of the EMRISE Credit Agreement have occurred as indicated in the November 13, 2006 Notice of Default and Demand for Payoff;


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                  (b) EMRISE Corporation is obligated to the Bank under the
EMRISE Credit Agreement and EMRISE Note in the principal amount of $1,499,152.63, together with accrued and unpaid default interest, fees, costs, and expenses thereon, and EMRISE Electronics Corporation (formerly, XET Corporation) and CXR Larus Corporation (formerly, CXR Telcom Corporation), and their successors and assigns are obligated to the Bank under the Letter Agreement and XET Note in the principal amount of $29,166.57, together with accrued and unpaid default interest, fees, costs, and expenses thereon. There is no defense, counterclaim or offset available to the Borrower(s) with respect to any of their obligations under the Loan Agreements or any of the Loan Documents.

                  (c) Each of the Security Agreements entered into by the Borrower(s) in favor of the Bank (i) constitutes a valid and perfected first-priority lien on the collateral purported to be encumbered thereby, enforceable against all third parties in all jurisdictions, and (ii) secures the payment of all obligations of the Borrower(s) under the Loan Documents purported to be secured thereby.

                  (d) The Bank has the right but not the obligation to extend any further credit to the Borrower(s) in any form whatsoever, whether by making further revolving loans under the Loan Agreements, by honoring overdrafts or otherwise.

         SECTION 2. REPRESENTATIONS AND WARRANTIES OF BORROWER(S). The representations and warranties of the Borrower(s) contained in the Loan Documents are correct in all material respects on and as of the date of this Agreement, as though made on and as of such date. Except as specified in Section 1(a) of this Agreement, no Event of Default, and no event that, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.

         SECTION 3. FORBEARANCE. Notwithstanding the Events of Default specified in Section 1(a) of this Agreement, but subject to the accuracy of the representations and warranties set forth in Section 2 hereof, to the fulfillment of the conditions precedent set forth in Section 4 hereof, to the fulfillment of the conditions subsequent set forth in Section 5 hereof, and to the reservation of rights set forth in Section 6 hereof, the Bank agrees to forbear until December 1, 2006 from (a) accelerating the maturity of the obligations of the Borrower(s) to the Bank under the Loan Agreements and the Loan Documents and/or
(b) enforcing any other remedies under the Loan Documents, in either case on the basis of the Events of Default specified in Section 1(a) hereof. This Agreement is a one-time forbearance, and the Bank is under no obligation to extend any further accommodation to the Borrower.

         SECTION 4. CONDITIONS PRECEDENT.. This Agreement shall become effective as of the date first set forth above when and if the Bank receives all of the following items listed below, but by no later than Wednesday, November 22, 2006:

                  (a) This Agreement, duly executed by the Borrower(s);

                  (b) Pay to Bank a non-refundable Forbearance Fee in the amount of $1,600.00, due and payable at the time of execution of this Agreement;


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                  (c) Deliver to Bank the reports required under Section 4.3(d)
of the EMRISE Credit Agreement for the months ended September 30, 2006 and October 31, 2006, by no later than November 24, 2006;

                  (d) Such other approvals, opinions, evidence and documents as the Bank may reasonably request.

         SECTION 5. CONDITIONS SUBSEQUENT. The following are conditions subsequent to the continuing effectiveness of the forbearance set forth in
Section 3 of this Agreement:

                  (a) no Event of Default other than the Events of Default specified in Section 1(a) hereof, and no event that, with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall occur;

                  (b) the Borrower(s) will continue to operate their businesses as going concerns; and (c) the Borrower(s) shall continue to make the regularly scheduled payments of principal and interest due to Bank under the terms of the Loan Documents.

                  (d) the Borrower(s) shall payoff all of the loans in full, including, principal, interest, costs, fees and expenses by no later than December 1, 2006.

If the Borrower(s) fail to fulfill any one or more of the conditions specified above in this Section 5, the Bank may notify the Borrower(s) that the forbearance set forth in Section 3 above is terminated.

         SECTION 6. RESERVATION OF RIGHTS. Except as expressly set forth in this Agreement, (a) the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Bank under any of the Loan Documents, applicable law or otherwise, or constitute a waiver of any provision of any of the Loan Documents, and (b) the Bank reserves all of its rights, powers and remedies under the Loan Documents, applicable law, and otherwise.

         SECTION 7. ACCELERATION; DEFAULT INTEREST. In accordance with the terms of the Loan Documents, in the event that any portion of the outstanding indebtedness due to Bank under the terms of the Loan Documents remains unpaid as of December 1, 2006, all such outstanding amounts shall be immediately due and payable in full on December 2, 2006, and the default rate of interest applicable thereto shall continue to accrue on the unpaid principal balance until paid in full.

         SECTION 8. RELEASE OF CLAIMS. The Borrower(s) represent and warrant to the Bank that they have diligently and thoroughly investigated the existence of any Claim (as defined below) and that, to their knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim. As additional consideration for the Bank's entering into this Agreement, the Borrower(s) and each of their agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (each a "Releasing Party")


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hereby release and forever discharge the Bank and each of its respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (each a "Released Party") from any and all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties or any of them may, as of the date hereof, have or claim to have against any or all of the Released Parties, in each case whether currently known or unknown or with respect to which the facts are known (or should have been known), that could give rise to or support a Claim on account of or in any way relating to, arising out of or based upon any Loan Document, any amendment, waiver or other modification with respect thereto, the negotiation or documentation hereof or thereof, any of the transactions contemplated hereby or thereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such damages, losses, claims, demands, liabilities, obligations, actions and causes of action heretofore sustained or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to any Loan Document or any amendment, waiver or other modification with respect thereto. Each Releasing Party further represents and warrants that it has not heretofore assigned, and covenants and agrees that it will not hereafter sue any Released Party upon, any Claim released or purported to be released under this section. Each Releasing Party will indemnify and hold harmless the Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this section. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 of the California Civil Code provides as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

         SECTION 9. COSTS AND EXPENSES. The Borrower(s) agrees to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, (a) the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities hereunder and thereunder and (b) the costs and expenses incurred by the Bank for title insurance, recording of documents, appraisals and environmental assessments with respect to real property in accordance with the terms of this Agreement.

         SECTION 10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an originally executed counterpart of this Agreement.


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         SECTION 11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

                                   EMRISE CORPORATION


                                   By:
                                       ----------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                          -------------------------------------


                                   EMRISE ELECTRONICS CORPORATION
                                   (formerly, XET Corporation)


                                   By:
                                       ----------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                          -------------------------------------


                                   CXR LARUS CORPORATION
                                   (formerly, CXR Telecom Corporation)


                                   By:
                                       ----------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                          -------------------------------------


                                   WELLS FARGO BANK,
                                     NATIONAL ASSOCIATION


                                   By:
                                       ----------------------------------------
                                   Name: Darryl S. Hallie
                                   Title:   Vice President/Principal


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